HSBC Bank USA, National Association
[GRAPHIC OMITTED][GRAPHIC OMITTED][GRAPHIC OMITTED]

HSBC Bank USA, National Association
    452 Fifth Avenue
    New York, NY  10018
    Fax: (212) 525-0673
Ref: 404026HN
                                                                                                    August 29, 2006

RALI Series 2006-QA7 Trust,
acting through Deutsche Bank Trust Company Americas
not in its individual capacity
but solely in its capacity as
Supplemental Interest Trust Trustee for the benefit of the
RALI Series 2006-QA7 Supplemental Interest Trust

Attn:    RALI Series 2006-QA7 Supplemental Interest Trust
Fax:     714-247-6285

Residential Funding Corporation
7501 Wisconsin Ave, Suite 900
Bethesda, MD 20814

Attn:    Steve Milstein
Fax:     301-664-6901

Subject: Interest Rate Swap

Transaction Reference Number:  404026HN

______________________________________________________________________________

The  purpose  of this  letter  agreement  (this  "Confirmation")  is to  confirm  the terms and  conditions  of the transaction  entered into between us on the Trade Date specified below,  and subsequently  amended as set out below
(the  "Transaction")  between HSBC Bank USA, N.A.  ("HSBC") and Deutsche Bank Trust  Company  Americas,  not in its
individual  capacity,  but solely as  Supplemental  Interest Trust Trustee for the benefit of RALI Series  2006-QA7
Supplemental  Interest  Trust.  This  Confirmation  constitutes  a  "Confirmation"  as referred to in the ISDA Form
Master  Agreement (as defined  below),  as well as a "Schedule"  as referred to in the ISDA Form Master  Agreement.
In this  Confirmation  "Party A" means HSBC and "Party B" means  Deutsche Bank Trust Company  Americas,  not in its individual  capacity,  but solely in its capacity as  Supplemental  Interest  Trust  Trustee for the benefit of the
RALI Series 2006-QA7 Supplemental Interest Trust.

         1.       This Agreement is subject to and incorporates the 2000 ISDA Definitions (the  "Definitions"),  as
         published by the International Swaps and Derivatives  Association,  Inc. ("ISDA").  You and we have agreed to enter  into  this  Agreement  in lieu of  negotiating  a  Schedule  to the 1992 ISDA  Master  Agreement
         (Multicurrency--Cross  Border) form (the "ISDA Form Master  Agreement")  but,  rather,  an ISDA Form Master
         Agreement  shall  be  deemed  to  have  been  executed  by you  and us on the  date we  entered  into  the
         Transaction.  In the  event  of any  inconsistency  between  the  provisions  of  this  Agreement  and the
         Definitions  or the ISDA  Form  Master  Agreement,  this  Agreement  shall  prevail  for  purposes  of the
         Transaction.  Terms used and not  otherwise  defined  herein,  in the ISDA Form  Master  Agreement  or the
         Definitions shall have the meanings assigned to them in the Pooling and Servicing  Agreement,  dated as of
         August 1, 2004, among Residential  Accredit Loans, Inc., as Depositor,  Residential  Funding  Corporation,
         as Master Servicer,  and Deutsche Bank Trust Company Americas,  as trustee and supplemental interest trust trustee (the  "Pooling and  Servicing  Agreement").  Each  reference to a "Section" or to a "Section"  "of this Agreement" will be construed as a reference to a Section of the 1992 ISDA Form Master Agreement.

         Each of Party A and  Party B  represents  to the  other  that it has  entered  into  this  Transaction  in reliance upon such tax,  accounting,  regulatory,  legal,  and financial  advice as it deems necessary and not upon any  view  expressed  by the  other  and,  in the  case of  Party  B, it has  entered  into  this transaction pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

         2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

         Notional Amount:                              With respect to any Calculation Period:

                                                       The Notional Amount as set forth in Exhibit I, which is
                                                       attached hereto and incorporated by reference into this
                                                       Confirmation

         Trade Date:                                   July 31, 2006

         Effective Date:                               August 30, 2006

         Termination Date:                             August 25, 2011, subject to adjustment in accordance with
                                                       the Following Business Day Convention

         Fixed Amounts:

                  Fixed Amount Payer:                  Party B

                  Fixed Rate Payer
                      Period End Dates:                The 25th  calendar  day of month,  commencing  on  September
                                                       25,  2006 and  ending on the  Termination  Date,  inclusive, subject  to  adjustment  in  accordance  with the  Following
                                                       Business Day Convention

                  Fixed Rate Payer
                      Payment Dates:                   Early  Payment  -  One  (1)  Business  Day  preceding   each
                                                       Floating Rate Payer Period End Date

                  Fixed Rate:                          5.560000%

                  Fixed Rate
                  Day Count Fraction:                  30/360

          Floating Amounts:

                  Floating Rate Payer:                 Party A

                  Floating Rate Payer
                      Period End Dates:                The  25th   calendar  day  of  each  month,   commencing  on
                                                       September  25,  2006 and  ending  on the  Termination  Date, inclusive,  subject to  adjustment  in  accordance  with the
                                                       Following Business Day Convention

                  Floating Rate Payer
                      Payment Dates:                   Early  Payment  -  One  (1)  Business  Day  preceding   each
                                                       Floating Rate Payer Period End Date

                  Floating Rate Option:                USD-LIBOR-BBA

                  Designated Maturity:                  One month

                  Floating Rate Initial
                  Calculation Period:                   To be determined

                  Spread:                                None

                  Floating Rate
                  Day Count Fraction:                    Actual/360

                      Reset Dates:                       The first day of each Calculation Period or
                                                         Compounding Period if Compounding is
                                                         applicable

                  Compounding:                           Inapplicable

Business D                                               Business Days    New York

         Calculation Agent:                              As specified in the Agreement

         Additional Payments:                            Party  A  agrees  to pay  USD  2,228,000.00  to  the  Master
                                                         Servicer in  accordance  with the payment  instructions  set forth in  Section 4 for value  August 30,  2006,  subject to adjustment  in accordance  with the  Following  Business Day
                                                         Convention

3.       Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)       The parties agree that  subparagraph  (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)       TERMINATION PROVISIONS.  For purposes of the ISDA Form Master Agreement:

(a)      "SPECIFIED ENTITY" is not applicable to Party A or Party B for any purpose.

(b)      "SPECIFIED  TRANSACTION"  is not  applicable  to Party A or  Party B for any  purpose,  and,  accordingly,
Section 5(a)(v) shall not apply to Party A or Party B.

(c)      The "CROSS DEFAULT" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

(d)      The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(e)      With  respect to Party B, the  "BANKRUPTCY"  provision  of Section  5(a)(vii)(2)  of the ISDA Form  Master
Agreement shall not apply.

(f)      The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A or to Party B.

(g)      PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i)      Market Quotation will apply.

(ii)     The Second Method will apply.

(h)      "Termination Currency" means United States Dollars.

(i)      EVENTS OF DEFAULT.  The provisions of Sections  5(a)(ii),  5(a)(iii) and 5(a)(iv) shall not apply to Party
B.  The provisions of Sections 5(a)(ii) and 5(a)(iv) shall not apply to Party A.

(j)      TAX EVENT.  The provisions of Section  2(d)(i)(4)  and 2(d)(ii) of the printed ISDA Form Master  Agreement shall  not apply to Party A or Party B and  neither  Party A nor Party B shall be  required  to pay any  additional amounts referred to therein.

3)       TAX REPRESENTATIONS.

(a)      PAYER  REPRESENTATIONS.  For the purpose of Section  3(e) of the ISDA Form Master  Agreement,  Party A and
Party B will make the following representations:

It is not  required  by any  applicable  law, as modified by the  practice  of any  relevant  governmental  revenue authority,  of any Relevant  Jurisdiction  to make any deduction or  withholding  for or on account of any Tax from any payment  (other than interest  under Section  2(e),  6(d)(ii) or 6(e) of the ISDA Form Master  Agreement) to be
made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)      the  accuracy of any  representations  made by the other party  pursuant to Section  3(f) of the ISDA Form
     Master Agreement;

(ii)     the  satisfaction of the agreement  contained in Section  4(a)(iii) of the ISDA Form Master  Agreement and
     the accuracy and  effectiveness of any document  provided by the other party pursuant to Section  4(a)(iii) of the ISDA Form Master Agreement; and

(iii)    the  satisfaction  of the  agreement of the other party  contained in Section 4(d) of the ISDA Form Master
     Agreement,  provided that it shall not be a breach of this  representation  where reliance is placed on clause
     (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.

(b)      PAYEE  REPRESENTATIONS.  For the purpose of Section 3(f) of the ISDA Form Master Agreement,  each of Party
A and Party B make the following representations.

     The following representation will apply to Party A:

         Party A is a national  banking  association  organized under the federal laws of the United States and its
         U.S.  taxpayer identification number is 20-1177241.

         The following representation will apply to Party B:

         Deutsche Bank Trust Company Americas is the Trustee under the Pooling and Servicing Agreement.

4)       LIMITATION  ON EVENTS OF  DEFAULT.  Notwithstanding  the terms of Sections 5 and 6 of the ISDA Form Master
Agreement,  if at any time and so long as Party B has satisfied in full all its payment  obligations  under Section
2(a)(i) of the ISDA Form Master  Agreement and has at the time no future payment  obligations,  whether absolute or contingent,  under such Section,  then unless Party A is required pursuant to appropriate  proceedings to return to
Party B or  otherwise  returns  to  Party B upon  demand  of  Party B any  portion  of any  such  payment,  (a) the occurrence of an event  described in Section 5(a) of the ISDA Form Master  Agreement  with respect to Party B shall not  constitute an Event of Default or Potential  Event of Default with respect to Party B as Defaulting  Party and
(b) Party A shall be  entitled  to  designate  an Early  Termination  Date  pursuant  to Section 6 of the ISDA Form
Master  Agreement  only as a result of the occurrence of a Termination  Event set forth in either  Section  5(b)(i)
with respect to either Party A or Party B as the Affected Party.

5)       DOCUMENTS TO BE DELIVERED.  For the purpose of Section 4(a)(i) and 4(a)(iii):

(1)        Tax forms, documents, or certificates to be delivered are:

---------------------------------------- -------------------------------- ----------------------------------------------
PARTY REQUIRED TO DELIVER DOCUMENT       FORM/DOCUMENT/                   DATE BY WHICH TO BE DELIVERED
                                         CERTIFICATE
---------------------------------------- -------------------------------- ----------------------------------------------
---------------------------------------- -------------------------------- ----------------------------------------------
Party A and                              Any   document    required   or  Promptly  after the earlier of (i) reasonable
Party B                                  reasonably  requested  to allow  demand by either party or (ii)  learning that
                                         the   other   party   to   make  such form or document is required.
                                         payments  under this  Agreement
                                         without   any    deduction   or
                                         withholding   for   or  on  the
                                         account  of  any  Tax  or  with
                                         such  deduction or  withholding
                                         at a reduced rate.
---------------------------------------- -------------------------------- ----------------------------------------------

(2)        Other documents to be delivered are:

----------------------------- --------------------------------- ------------------------------- ------------------------
PARTY REQUIRED TO DELIVER     FORM/DOCUMENT/                    DATE BY WHICH TO BE DELIVERED   COVERED    BY   SECTION
DOCUMENT                      CERTIFICATE                                                       3(D) REPRESENTATION
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party A and Party B           Any documents to evidence the     Upon the execution and          Yes
                              authority of the delivering       delivery of this Agreement
                              party for it to execute and       and such Confirmation.
                              deliver this Confirmation.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party A and Party B           A certificate of an authorized    Upon the execution and          Yes
                              officer of the party, as to the   delivery of this Confirmation.
                              incumbency and authority of the
                              respective officers of the
                              party signing this Confirmation.

----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party A                       Legal opinion(s) with respect     Upon the execution and          No
                              to such party and its Credit      delivery of this Agreement.
                              Support Provider, if any, for
                              it, reasonably satisfactory in
                              form and substance to the other
                              party relating to the
                              enforceability of the party's
                              obligations under this
                              Agreement.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party A and Party B           Indemnification agreement         Concurrently with the           No
                              executed by each of Party A,      printing of any preliminary
                              Residential Accredit Loans,       prospectus supplement and the
                              Inc. and Residential Funding      prospectus supplement related
                              Corporation with respect to       to the Class A and Class M
                              information included in any       Certificates.
                              preliminary prospectus
                              supplement and the prospectus
                              supplement related to the Class
                              A Certificates and Class M
                              Certificates.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party A                       A copy of the most recent         Promptly after request by the   Yes
                              annual report of such party       other party.
                              (only if available) and its
                              Credit Support Provider, if
                              any, containing in all cases
                              audited consolidated financial
                              statements for each fiscal year
                              certified by independent
                              certified public accountants
                              and prepared in accordance with
                              generally accepted accounting
                              principles in the United States
                              or in the country in which such
                              party is organized.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party B                       Each other report or other        Promptly upon request by        Yes
                              document required to be           Party A, or with respect to
                              delivered by or to Party B        any particular type of report
                              under the terms of the Pooling    or other document as to which
                              and Servicing Agreement, other    Party A has previously made
                              than those required to be         request to receive all
                              delivered directly by the         reports or documents of that
                              Supplemental Interest Trust       type, promptly upon delivery
                              Trustee to Party A thereunder.    or receipt of such report or
                                                                document by Party B.
----------------------------- --------------------------------- ------------------------------- ------------------------

6)       OTHER PROVISIONS.

(a)      ADDRESS FOR NOTICES: For the purposes of Section 12(a) of this Agreement:

     Address for notices or communications to Party A:

      Address:         452 Fifth Avenue, New York, NY  10018
      Attention:       Christian McGreevy
      Facsimile:       212-525-8710
      Telephone:       212-525-5517

      Please direct all settlement inquiries to:

                  HSBC Bank USA, National Association
                  Derivative Settlements
                  Attention:        Jeffrey Lombino
                  Telephone:        (212) 525-5393
                  Fax:              (212) 525-6903

Address for notices or communications to Party B:

                  Address:          RALI Series 2006-QA7 Supplemental Interest Trust,
                                    acting through Deutsche Bank Trust Company Americas
                                    not in its individual capacity
                                    but solely in its capacity as
                                    Supplemental Interest Trust Trustee for the benefit of the
                                    RALI Series 2006-QA7 Supplemental Interest Trust

                  Attn:             RALI Series 2006-QA7 Supplemental Interest Trust
                  Fax:              714-247-6285

                  with a copy to:

                  Address:          Residential Funding Corporation
                                    7501 Wisconsin Ave, Suite 900
                                    Bethesda, MD 20814
                  Attention:        Steve Milstein
                  Facsimile No.:    301-664-6901
                  Telephone No:

                  (For all purposes)

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

                  Party A appoints as its Process Agent:  Not Applicable
                  Party B appoints as it Process Agent:  Not Applicable

(c)      OFFICES.  The  provisions  of  Section  10(a)  will not  apply to this  Agreement;  for  purposes  of this
Transaction,  it will be deemed that  neither  Party A nor Party B have any Offices  other than as set forth in the
Notices Section and Party A agrees that, for purposes of Section 6(b) of the ISDA Form Master  Agreement,  it shall be deemed not to have any Office other than one in the United States.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of the ISDA Form Master Agreement:

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e)      CALCULATION  AGENT.  The  Calculation  Agent is Party A;  provided  however,  if an Event of  Default  has occurred  with  respect  to  Party A,  then  Party B or a  Reference  Market-maker  designated  by Party B shall be
Calculation Agent.

(f)      CREDIT  SUPPORT  DOCUMENT.  Initially  with  respect  to Party A, not  applicable;  however,  if  required pursuant  to  Paragraph  3(6)(r)(iv)  hereof,  a guaranty  satisfactory  to Party B and the Rating  Agencies.  With respect to Party B, not applicable.

(g)      CREDIT SUPPORT PROVIDER.

     Party A:  Not Applicable

     Party B:  Not Applicable

(h)      GOVERNING  LAW.  The  parties to this ISDA  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the  conflict of law  provisions  thereof  other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      NON-PETITION.  Party A hereby irrevocably and  unconditionally  agrees that it will not institute against, or join any other person in  instituting  against or cause any other  person to  institute  against the RALI Series
2006-QA7  Supplemental  Interest  Trust or Party B in its capacity as  Supplemental  Interest  Trust  Trustee,  any bankruptcy,  reorganization,  arrangement,  insolvency,  or similar proceeding under the laws of the United States, or any other  jurisdiction  for the  non-payment  of any amount due hereunder or any other reason until the payment in full of the Certificates  (as defined in the Pooling and Servicing  Agreement) and the expiration of a period of one year plus ten days (or, if longer,  the applicable  preference  period) following such payment.  The provisions of this section shall survive the termination of this Agreement.

(j)      NON-RECOURSE  PROVISIONS.  Notwithstanding  anything to the contrary contained herein,  none of Party B or any of its officers,  directors,  or shareholders (the  "Non-recourse  Parties") shall be personally liable for the payment  by or on behalf of the  Issuer  hereunder,  and  Party A shall be  limited  to a  proceeding  against  the
Collateral  or against any other third party other than the  Non-recourse  Parties,  and Party A shall not have the right to proceed  directly  against the Issuer for the  satisfaction of any monetary claim against the Non-recourse
Parties or for any deficiency  judgment  remaining  after  foreclosure of any property  included in such Collateral and following the realization of the  Collateral,  any claims of Party A shall be  extinguished.  The provisions of this Section shall survive the termination of this Agreement.

(k)      SEVERABILITY.  If any term,  provision,  covenant,  or condition  of this  Agreement,  or the  application thereof to any party or circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part) for any reason, the remaining terms,  provisions,  covenants, and conditions hereof shall continue in full force and effect and shall remain  applicable to all other  parties and  circumstances  as if this  Agreement had been executed with the invalid or unenforceable  portion  eliminated,  so long as this Agreement as so modified  continues to express, without  material  change,  the original  intentions of the parties as to the subject  matter of this Agreement and the  deletion  of such  portion  of this  Agreement  will not  substantially  impair  the  respective  benefits  or expectations of the parties.

The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable  term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition, the economic effect of which comes as close as possible to that of the invalid or  unenforceable  term,  provision,  covenant or condition.

(l)      CONSENT TO RECORDING.  Each party hereto  consents to the  monitoring  or recording,  at any time and from time to time,  by the other party of any and all  communications  between  officers or  employees  of the  parties, waives any further  notice of such  monitoring  or  recording,  and agrees to notify its officers and  employees of such monitoring or recording.

(m)      WAIVER OF JURY TRIAL.  Each party to this Agreement  respectively  waives any right it may have to a trial by jury in respect of any  Proceedings  relating  to this  Agreement,  any Credit  Support  Document  or any of the
transactions contemplated hereby.

(n)      SET-OFF.  Notwithstanding  any  provision  of this  Agreement or any other  existing or future  agreement, each party  irrevocably  waives any and all rights it may have to set off,  net,  recoup or  otherwise  withhold or suspend or condition  payment or  performance of any obligation  between it and the other party  hereunder  against any  obligation  between it and the other party under any other  agreements.  The  provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(o)      SUPPLEMENTAL  INTEREST  TRUST  TRUSTEE  LIABILITY  LIMITATIONS.  Notwithstanding  anything  herein  to the contrary,  it is  expressly  understood  and agreed by the parties  hereto that (a) this  Agreement is executed and delivered by Deutsche Bank Trust Company Americas  ("Deutsche  Bank"), not individually or personally but solely as
Supplemental  Interest  Trust Trustee of Party B, in the exercise of the powers and authority  conferred and vested in it and that  Deutsche Bank shall perform its duties and  obligations  hereunder in accordance  with the standard of care set  forth in  Article  VIII of the  Pooling  and  Servicing  Agreement,  (b) each of the  representations, undertakings  and  agreements  herein  made  on  the  part  of  Party  B is  made  and  intended  not  as  personal representations,  undertakings  and agreements by Deutsche Bank but is made and intended for the purpose of binding only Party B, (c)  nothing  herein  contained  shall be  construed  as creating  any  liability  on Deutsche  Bank, individually  or  personally,  to perform any covenant  either  expressed  or implied  contained  herein,  all such liability,  if any, being  expressly  waived by the parties hereto and by any Person  claiming by, through or under the parties  hereto;  provided that nothing in this  paragraph  shall relieve  Deutsche  Bank from  performing  its duties and  obligations  under the Pooling and  Servicing  Agreement  in  accordance  with the standard of care set forth  therein,  and (d) under no  circumstances  shall  Deutsche Bank be personally  liable for the payment of any indebtedness  or  expenses  of Party B or be liable for the breach or  failure of any  obligation,  representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related documents.

(p)  "AFFILIATE"  will have the meaning  specified in Section 14 of the ISDA Form Master  Agreement,  provided that
Party A and Party B shall not be deemed to not have any  Affiliates for purposes of this  Agreement,  including for purposes of Section 6(b)(ii).

(q)  Section 3 of the ISDA Form Master  Agreement  is hereby  amended by adding at the end  thereof  the  following subsection (g):

         "(g) Relationship Between Parties.
         Each party represents to the other party on each date when it enters into a Transaction that:--

(1)        Nonreliance.  (i) It is not relying on any  statement  or  representation  of the other party  regarding the  Transaction  (whether  written or oral),  other than the  representations  expressly made in this  Agreement or the  Confirmation  in respect of that  Transaction  and (ii) it has  consulted with its own legal, regulatory, tax, business,  investment,  financial and accounting advisors to the extent it has deemed  necessary,  and it has made its own  investment,  hedging  and  trading decisions  based upon its own  judgment  and upon any advice from such  advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)        Evaluation and Understanding.

(i)               It has the  capacity to evaluate  (internally  or through  independent  professional  advice) the
                  Transaction  and has  made its own  decision  to enter  into the  Transaction  and in the case of
                  Party B, it has been  directed  by the  Pooling  and  Servicing  Agreement  to  enter  into  this
                  Transaction; and

(ii)              It  understands  the terms,  conditions and risks of the  Transaction  and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)               Purpose.  It is entering  into the  Transaction  for the purposes of managing its  borrowings  or investments,  hedging  its  underlying  assets or  liabilities  or in  connection  with a line of business.

                  (4)      Status of  Parties.  The other  party is not acting as agent,  fiduciary  or advisor for it in respect of the Transaction,

                  (5)      Eligible  Contract  Participant.  It is an "eligible swap  participant"  as such term is defined  in  Section  35.1(b)(2)  of the  regulations  (17 C.F.R 35)  promulgated  under,  and it constitutes an "eligible  contract  participant" as such term is defined in Section 1(a)12 of the
                  Commodity Exchange Act, as amended."

(r)  The ISDA Form Master Agreement is hereby amended as follows

         (i)      The word "third" shall be replaced by the word "second" in the third line of  Section 5(a)(i)  of the ISDA Form Master Agreement.

(ii)     TRANSFER,  AMENDMENT AND  ASSIGNMENT.  No transfer,  amendment,  waiver,  supplement,  assignment or other modification  of this  Transaction  shall be permitted by either party (other than a change of Counterparty in connection with a change of  Supplemental  Interest Trust Trustee in accordance with the Pooling and Servicing
     Agreement) unless each of Moody's Investors Service,  Inc.  ("Moody's") and Standard and Poor's, a Division of
     the McGraw Hill Companies  ("S&P"),  has been provided  notice of the same and confirms in writing  (including by facsimile  transmission)  within five Business Days after such notice is given that it will not  downgrade, qualify,  withdraw or otherwise  modify its  then-current  rating of the RALI Series 2006-QA7 Trust,  Mortgage
     Asset-Backed Pass-Through Certificates, Series 2006-QA7 (the "Certificates").

         (iii)    ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply:
if a  Rating  Agency  Downgrade  has  occurred  and  Party A has  not,  within  30 days,  complied  with  Paragraph
3(6)(r)(iv)  below,  then an Additional  Termination  Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such an Additional Termination Event.

         (iv)     RATING  AGENCY   DOWNGRADE.   In  the  event  that  (1)  Party  A's   short-term   unsecured  and
unsubordinated  debt rating is reduced below "A-1" by S&P (or if its short-term  rating is not available by S&P, in the event that its long-term  unsecured and  unsubordinated  debt rating is withdrawn or reduced below "A+" by S&P)
or (2) its  short-term  unsecured  and  unsubordinated  debt  rating is reduced  below "P1" by Moody's  (or, if its short-term  rating is not  available  by  Moody's,  its  long-term  unsecured  and  unsubordinated  debt  rating is withdrawn or reduced  below "A1" by Moody's) (and  together  with S&P, the "Cap Rating  Agencies",  and such rating thresholds,  "Approved Rating Thresholds"),  then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such  withdrawal or downgrade  each Cap Rating Agency has  reconfirmed  its rating for Party A which was in effect  immediately  prior to such  withdrawal  or  downgrade),  Party A shall,  subject to the Rating
Agency Condition, at its own expense:

                  (a)      assign this  Transaction  to another  counterparty,  which  counterparty  shall have the
Approved Rating Thresholds and shall have been approved by Party B on terms  substantially  similar to the terms of this Confirmation;

                  (b)      obtain  guaranty  of, or a  contingent  agreement  of another  person with the  Approved
Rating  Thresholds,  to honor Party A's obligations  under this  Confirmation;  provided that such other person has been approved by Party B;

                  (c)      post  collateral  which  will be  sufficient  to the  applicable  Cap  Rating  Agency to maintain or restore the ratings of the Certificates  existing  immediately prior to such withdrawal or downgrade of
Party A's ratings; or

                  (d)      establish any other  arrangement  satisfactory to Party B and each Cap Rating Agency, in each case,  sufficient to maintain or restore the ratings of the Certificates  existing  immediately  prior to such withdrawal or downgrade of Party A's ratings.

                  Notwithstanding  the previous  paragraph,  in the event that Party A's  short-term  unsecured and unsubordinated  debt rating is withdrawn or reduced  below "A-3" by S&P or, if there is no short-term  rating,  its long-term  unsecured  and  unsubordinated  debt rating is withdrawn or reduced  below "BBB-" by S&P, then within 10 days of such rating  withdrawal  or downgrade  (unless,  within 10 days after such  withdrawal or downgrade S&P has reconfirmed  the  rating  of the  Certificates  which  was  in  effect  immediately  prior  to such  withdrawal  or downgrade),  Party A shall, subject to the Rating Agency Condition,  at its own expense, assign this Transaction to another  counterparty  with the Approved Rating Thresholds and approved by Party B on terms  substantially  similar to this  Confirmation and obtain a confirmation  from S&P that such action is sufficient to maintain or restore the immediately prior ratings of the Certificates.

                  For  purposes  of  these  provisions,  "Rating  Agency  Condition"  means,  with  respect  to any particular  proposed act or omission to act hereunder in connection  with a withdrawal or downgrade of any of Party
A's ratings as  described  above that Party A must consult with each of the Cap Rating  Agencies  then  providing a rating of the  Certificates  that has reduced  Party A's ratings as described  above (or with respect to any action pursuant  to  clause  (d),  each Cap  Rating  Agency)  and  receive  from  each  such Cap  Rating  Agency a written confirmation,  prior to taking any such  action,  that such  withdrawal  or  downgrade of any of Party A's ratings, after giving  effect to any such  proposed  action or omission,  would not cause a downgrade or  withdrawal  of the ratings of the Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings.

4.       ACCOUNT DETAILS:

                  Payments to Party A:                 HSBC Bank USA, National Association
                                                       ABA # 021-001-088
                                                       For credit to Department 299
                                                       A/C: 000-04929-8
                                                       HSBC Derivative Products Group

                  Payments to Party B:                 Deutsche Bank Trust Company Americas
                                                       ABA Number: 021-001-003
                                                       Account Number: 01419663
                                                       Account Name: NYLTD Funds Control -
                                                       Stars West
                                                       Ref: RALI 2006-QA7 Swap

                  Payments to Master Servicer:         State Street Bank & Trust Company
                                                       Boston, MA 02110
                                                       ABA #011000028
                                                       BNF to RFC
                                                       A/C 00076141

5.       Office:

         Party A is acting through its New York Office for the purposes of this Transaction.

6.       Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

                  HSBC Bank USA, National Association
                  Attention:        Christian McGreevy
                  Telephone:        (212) 525-8710
                  Fax:              (212) 525-5517

                                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC OMITTED][GRAPHIC OMITTED][GRAPHIC OMITTED]

HSBC Bank USA, National Association
    452 Fifth Avenue
    New York, NY  10018
    Fax: (212) 525-0673
Ref: 404026HN

This message will be the only form of Confirmation dispatched by us.  Please execute and return it to us by facsimile immediately.  If you wish to exchange hard copy forms of this Confirmation, please contact us.

Yours sincerely,

HSBC BANK USA, NATIONAL ASSOCIATION

By: _________________________
     Authorized Signature

By: _________________________
Authorized Signature

Confirmed as of the date first written above:

RALI Series 2006-QA7 Supplemental Interest Trust
RALI Series 2006-QA7 Supplemental Interest Trust,
acting through Deutsche Bank Trust Company Americas
not in its individual capacity
but solely in its capacity as
Supplemental Interest Trustee for the benefit of the
RALI Series 2006-QA7 Supplemental Interest Trust

By: ________________________
     Name:
     Title:

Attachment

HSBC Bank USA, National Association                                                              9/12/2006

Ref: 404026HN
                                                                  [GRAPHIC OMITTED][GRAPHIC OMITTED][GRAPHIC OMITTED]

HSBC Bank USA, National Association
    452 Fifth Avenue
    New York, NY  10018
    Fax: (212) 525-0673
Ref: 404026HN
                                                       EXHIBIT I

------------------------------------------------------------ -----------------------
                For the Calculation Periods                     Notional Amount
------------------------------------------------------------ -----------------------
------------------------------ ----------------------------- -----------------------
    From and including:*            To but excluding:*               in USD:
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
           The Effective Date            September 25, 2006          578,200,000.00
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
           September 25, 2006              October 25, 2006          561,216,638.18
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
             October 25, 2006             November 25, 2006          544,731,833.29
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
            November 25, 2006             December 25, 2006          528,730,956.77
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
            December 25, 2006              January 25, 2007          513,199,809.11
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
             January 25, 2007             February 25, 2007          498,124,607.29
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
            February 25, 2007                March 25, 2007          483,491,972.56
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
               March 25, 2007                April 25, 2007          469,288,918.60
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
               April 25, 2007                  May 25, 2007          455,502,839.99
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
                 May 25, 2007                 June 25, 2007          442,121,501.08
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
                June 25, 2007                 July 25, 2007          429,133,025.10
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
                July 25, 2007               August 25, 2007          416,525,883.65
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
              August 25, 2007            September 25, 2007          404,288,886.51
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
           September 25, 2007              October 25, 2007          392,411,171.69
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
             October 25, 2007             November 25, 2007          380,882,195.84
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
            November 25, 2007             December 25, 2007          369,691,724.88
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
            December 25, 2007              January 25, 2008          358,829,824.92
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
             January 25, 2008             February 25, 2008          348,286,853.49
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
            February 25, 2008                March 25, 2008          338,053,450.99
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
               March 25, 2008                April 25, 2008          328,120,532.36
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
               April 25, 2008                  May 25, 2008          318,479,279.06
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
                 May 25, 2008                 June 25, 2008          309,121,131.25
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
                June 25, 2008                 July 25, 2008          300,037,780.22
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
                July 25, 2008               August 25, 2008          291,221,160.95
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
              August 25, 2008            September 25, 2008          282,663,445.09
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
           September 25, 2008              October 25, 2008          274,357,033.90
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
             October 25, 2008             November 25, 2008          266,294,551.57
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
            November 25, 2008             December 25, 2008          258,468,838.70
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
            December 25, 2008              January 25, 2009          250,872,945.91
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
             January 25, 2009             February 25, 2009          243,500,127.70
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
            February 25, 2009                March 25, 2009          236,343,836.47
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
               March 25, 2009                April 25, 2009          229,397,716.74
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
               April 25, 2009                  May 25, 2009          222,655,599.47
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
                 May 25, 2009                 June 25, 2009          216,111,496.63
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
                June 25, 2009                 July 25, 2009          209,759,607.51
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
                July 25, 2009               August 25, 2009          203,593,055.43
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
              August 25, 2009            September 25, 2009          197,607,427.06
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
           September 25, 2009              October 25, 2009          191,797,636.12
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
             October 25, 2009             November 25, 2009          186,158,520.35
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
            November 25, 2009             December 25, 2009          180,685,069.00
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
            December 25, 2009              January 25, 2010          175,372,418.31
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
             January 25, 2010             February 25, 2010          170,215,847.28
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
            February 25, 2010                March 25, 2010          165,210,773.41
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
               March 25, 2010                April 25, 2010          160,352,748.71
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
               April 25, 2010                  May 25, 2010          155,637,455.69
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
                 May 25, 2010                 June 25, 2010          151,060,703.58
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
                June 25, 2010                 July 25, 2010          146,618,424.57
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
                July 25, 2010               August 25, 2010          142,306,670.24
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
              August 25, 2010            September 25, 2010          138,121,608.03
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
           September 25, 2010              October 25, 2010          134,059,517.87
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
             October 25, 2010             November 25, 2010          130,116,788.86
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
            November 25, 2010             December 25, 2010          126,289,916.06
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
            December 25, 2010              January 25, 2011          122,575,497.41
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
             January 25, 2011             February 25, 2011          118,970,230.68
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
            February 25, 2011                March 25, 2011          115,470,910.57
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
               March 25, 2011                April 25, 2011          112,074,425.85
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
               April 25, 2011                  May 25, 2011          108,777,659.31
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
                 May 25, 2011                 June 25, 2011          105,577,782.06
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
                June 25, 2011                 July 25, 2011          102,471,948.65
------------------------------ ----------------------------- -----------------------
------------------------------ ----------------------------- -----------------------
                July 25, 2011          The Termination Date           99,457,486.85
------------------------------ ----------------------------- -----------------------

* All dates listed above (with the exception of the Effective Date), are subject to adjustment in accordance with the Following Business Day Convention